UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

APPSOFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-206764	47-3427919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Franklin Avenue, Suite 325, Garden City, NY		11530
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (516) 224-7717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(a)	Resignation of Independent Registered Public Accounting Firm

Effective November 10, 2016, AppSoft Technologies, Inc. (the “Company”) discontinued using the firm of George Stewart, Certified Public Accountant (“Stewart, CPA”) as its independent registered public accounting firm.

The audit report of Stewart, CPA on the consolidated financial statements of the Company as of and for the period from inception (March 24, 2015) through May 31, 2015, the date of the only audit performed by Stewart CPA of the Company’s financial statements, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's consolidated financial statements for the period ended May 31, 2016 and through the date of this Current Report, there were: (i) no disagreements between the Company and Stewart, CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stewart, CPA, would have caused Stewart, CPA to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such period, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stewart, CPA with a copy of this Current Report on Form 8-K and requested that Stewart, CPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01(a). A copy of Stewart, CPA’s letter dated November 11, 2016 furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On November 11, 2016, the Company appointed Fruci & Associates as its new independent registered public accounting firm. The decision to engage Fruci & Associates was approved by the board of directors. During the Company’s most recent fiscal year ended December 31, 2105 (the year end of the Company’s first year of operation) and through November 11, 2016, the Company did not consult with Fruci & Associates on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that may be rendered on the Company’s financial statements, and Fruci & Associates did not provide either a written report or oral advice to the Company that Fruci & Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (iii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K

Exhibit No.	Description

16.1	Letter Regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPSOFT TECHNOLOGIES, INC.

Date: November 14, 2016	By:	/s/ Brian Kupchik
Brian Kupchik, President